                                                                   EXHIBIT 10.12
                               SECURITY AGREEMENT
                               ------------------


         THIS SECURITY AGREEMENT is made as of the ____ day of September, 2003, by and between MARKLAND TECHNOLOGIES, INC., A FLORIDA CORPORATION ("Debtor"); and BAY VIEW CAPITAL L.L.C., A RHODE ISLAND LIMITED LIABILITY COMPANY ("Secured Party").

                                   WITNESSETH:
                                   -----------

         WHEREAS, Debtor and Security Technology, Inc., a Delaware corporation ("Security", Debtor and Security are hereinafter sometimes referred to collectively as the "Borrowers"), have executed and delivered to Secured Party a Loan Agreement of even date herewith (as the same may be amended, extended or restated from time to time, the "Loan Agreement"); and

         WHEREAS, pursuant to the Loan Agreement, Borrowers executed and delivered to Secured Party a Promissory Note of even date herewith made payable to Secured Party by Borrowers, jointly and severally, in the original principal amount of up to One Million Four Hundred Thousand and 00/100 ($1,400,000.00) Dollars (as the same may be amended, extended, renewed or restated from time to time, the "Note"); and

         WHEREAS, Debtor has agreed to enter into this Security Agreement in order to induce Secured Party, INTER ALIA, to make the loan evidenced by the Note;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1.  THE SECURITY INTERESTS.
         ---------   ----------------------

         (a) In order (i) to secure the due and punctual payment of the Note;
(ii) to secure the due and punctual payment and performance of all obligations of Debtor contained herein; (iii) to secure the due and punctual payment and performance of all indebtedness, obligations and liabilities of Debtor contained in the Loan Agreement and in all other agreements executed or delivered by Debtor in connection with or as contemplated by the Loan Agreement; and (iv) to secure the due and punctual payment and performance of all other indebtedness, liabilities and obligations of Debtor to Secured Party of every kind and description, whether direct, indirect or contingent, whether now existing or hereafter arising or incurred, whether due or to become due, whether otherwise secured or unsecured and howsoever evidenced, incurred or arising, including, without limitation, all indebtedness, liabilities and obligations evidenced or arising pursuant to any promissory note, loan agreement, equipment lease, conditional sales agreement, consignment agreement, guaranty, overdraft, bankers' acceptance, forward contract, foreign exchange contract, letter of credit reimbursement agreement or any other agreement or instrument which may at any time be executed or issued for Debtor's account or to which Debtor is now or hereafter may become a party (all of the foregoing are hereinafter collectively called the "Obligations"), Debtor hereby grants to Secured Party a continuing security interest in the following described fixtures and personal property, whether now existing or hereafter arising (hereinafter collectively called the "Collateral"):

         All fixtures and all tangible and intangible personal property of Debtor of every kind and description and wherever located, in each case whether now owned or hereafter acquired by Debtor, or in which Debtor may now have or hereafter acquire an interest, including, without limitation:

                  (1) all equipment (as such term is defined in the Uniform Commercial Code [the "UCC"]), machinery and fixtures, including, without limitation, all processing and manufacturing equipment, machine tools, data processing and computer equipment, furniture, tools, dies, molds, motor vehicles, rolling stock, trailers, airplanes, vessels and other equipment of every kind and description, in each case whether now owned or hereafter acquired by Debtor, or in which Debtor may now have or hereafter acquire an interest;

                  (2) all inventory (as such term is defined in the UCC), including without limitation, all merchandise, raw materials, work in process, parts, components, dies, molds, finished goods, supplies and all goods returned to or repossessed by Debtor, in each case whether now owned or hereafter acquired by Debtor, or in which Debtor may now have or hereafter acquire an interest;

                  (3) all accounts (as such term is defined in the UCC), accounts receivable, other receivables, evidences of indebtedness, notes, drafts, acceptances, contract rights, leases, chattel paper and electronic chattel paper (as such terms are defined in the UCC), commercial tort claims (as such term is defined in the UCC), and general intangibles (as such term is defined in the UCC), including, without limitation, all collateral and security therefor and all supporting obligations (as such term is defined in the UCC) of every kind and description (including, without limitation, all guarantees, letters of credit, letter-of-credit rights (as such term is defined in the UCC), liens and security interests in favor of Debtor), and all goodwill, going concern value, patents, applications for patents, trademarks, trade names, service marks, registrations of trademarks and servicemarks, customer lists, advertising materials, operating manuals, copyrights, blueprints, designs, engineering drawings and contracts, proprietary information, product lines, distribution agreements, dealer contracts, supplier contracts, tax refund claims, licenses, research and development, and all rights to the payment of money, in each case whether now owned or hereafter acquired by Debtor, or in which Debtor may now have or hereafter acquire an interest;

                  (4) all instruments (as such term is defined in the UCC), documents of title, policies and certificates of insurance, securities (as such term is defined in the UCC), securities entitlements (as such term is defined in the UCC), investment property (as such term is defined in the UCC), partnership interests, membership interests in limited liability companies, bank deposits, deposit accounts (as such term is defined in the UCC), checking accounts, certificates of deposit and cash, in each case whether now owned or hereafter acquired by Debtor, or in which Debtor may now have or hereafter acquire an interest;

                  (5) all accessions, additions and improvements to, and all proceeds and products of, all of the foregoing, including proceeds of insurance, whether now owned or hereafter acquired by Debtor, or in which Debtor may now have or hereafter acquire an interest; and

                  (6) all books, records, documents, computer tapes and discs relating to all of the foregoing, whether now owned or hereafter acquired by Debtor, or in which Debtor may now have or hereafter acquire an interest.

         (b) All of Debtor's accounts, accounts receivable, contract rights, chattel paper, general intangibles and rights to the payment of money, and all collateral and security therefor and related supporting obligations, and all proceeds thereof, are sometimes hereinafter collectively called the "Customer Receivables". All of Debtor's equipment, fixtures and inventory are sometimes hereinafter collectively called the "Tangible Collateral".

         (c) The security interests granted pursuant to this SECTION 1 (the "Security Interests") are granted as security only and shall not subject Secured Party to, or transfer to Secured Party, or in any way affect or modify, any obligation or liability of Debtor under any of the Collateral or any transaction which gave rise thereto.

         (d) If Debtor shall at any time acquire a commercial tort claim, as defined in Article 9 of the UCC, Debtor shall immediately notify Secured Party in writing of the brief details thereof and shall grant to Secured Party in writing a security interest therein and in the proceeds thereof, all on the terms of this Security Agreement, and in writing in form and substance satisfactory to Secured Party.

         (e) For avoidance of doubt it is expressly understood and agreed that
(i) the Collateral is intended to consist of all assets of Debtor, and (ii) to the extent the UCC is revised subsequent to the date hereof such that the definition of any of the foregoing terms included in the description of Collateral is changed, the parties agree that any property which is included in such changed definitions which would not otherwise be included in the foregoing grant on the date hereof be included in such grant immediately upon the effective date of such revision, it being the intention of the parties hereto that the description of Collateral set forth herein be construed to include the broadest possible range of property and assets and all tangible and intangible personal property and fixtures of Debtor of every kind and description.

         SECTION 2.  DELIVERY OF PLEDGED SECURITIES AND CHATTEL PAPER.
         ---------   ------------------------------------------------

         (a) All securities of Debtor, whether now owned or hereafter acquired by Debtor, shall be promptly delivered to Secured Party by Debtor pursuant hereto (which securities, together with all other securities, securities entitlements, and shares of stock which may hereafter be delivered to Secured Party pursuant to the terms hereof, are hereinafter called the "Pledged Securities"), shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignments in blank, with signatures appropriately guaranteed, and accompanied in each case by any required transfer tax stamps, all in form and substance satisfactory to Secured Party. EXHIBIT A attached hereto and made a part hereof sets forth a complete description of all Pledged Securities owned by Debtor on the date hereof. Debtor shall from time to time promptly and in accordance with the foregoing provisions deliver to Secured Party any and all Pledged Securities which may hereafter be acquired by Debtor.

         (b) Secured Party may at any time or from time to time, in its sole discretion, require Debtor to cause any chattel paper included in the Customer Receivables to be delivered to Secured Party or any agent or representative designated by it, or to cause a legend referring to the Security Interests to be placed on such chattel paper and upon any ledgers or other records concerning the Customer Receivables.

         SECTION 3.  FILING; FURTHER ASSURANCES.
         ----------  ---------------------------

         Debtor will, at its expense, execute, deliver, file and record (in such manner and form as Secured Party may require), or permit Secured Party to file and record, any financing statements, any carbon, photographic or other reproduction of a financing statement or this Security Agreement (which the parties hereto agree shall be sufficient as a financing statement hereunder), any specific assignments or other paper that may be reasonably necessary or desirable, or that Secured Party may request, in order to create, confirm, preserve, perfect or validate any Security Interest or to enable Secured Party to exercise and enforce its rights and remedies hereunder or under applicable law with respect to any of the Collateral. Debtor hereby authorizes Secured Party, at any time and from time to time, without the Debtor's further signature or authorization, to file financing statements, continuation statements and amendments thereto that describe or indicate the Collateral including, without limitation, an indication that the Collateral consists of "all assets" of the Debtor or words of similar effect and which contain any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether Debtor is an organization, the type of organization and any organization identification number issued to Debtor. Debtor agrees to furnish any such information to Secured Party promptly upon request.

         SECTION 4.  DEBTOR'S REPRESENTATIONS AND WARRANTIES.
         ----------  ----------------------------------------

         Debtor hereby represents and warrants to Secured Party as follows:

                  (a) Except as described in EXHIBIT B attached hereto and made a part hereof, Debtor is, or to the extent that certain of the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral free from any adverse lien, security interest or encumbrance.

                  (b) Except for such financing statements as may be described in EXHIBIT B attached hereto and made a part hereof, no financing statement covering the Collateral is on file in any public office, other than the financing statements filed pursuant to this Security Agreement.

                  (c) All additional information, representations and warranties contained in EXHIBIT C attached hereto and made a part hereof, and any Schedules attached to said EXHIBIT C, are true, accurate and complete on the date hereof.

                  (d) There are no restrictions upon the voting rights or the transfer of all or any of the Pledged Securities (other than may appear on the face of the certificate thereof) and Debtor has the right to vote, pledge, grant a security interest in, and otherwise transfer the Pledged Securities free of any encumbrances (other than applicable restrictions imposed by Federal or state securities laws or regulations).

                  (e) EXHIBIT D attached hereto constitutes an accurate and complete list of all patents, trademarks, tradenames, patent applications, servicemarks and registrations of the foregoing owned by or held by Debtor.

         SECTION 5.  DEBTOR'S COVENANTS.
         ----------  -------------------

         Debtor hereby covenants and agrees with Secured Party that Debtor will:

                  (a) Defend the Collateral against all claims and demands of all persons at any time claiming any interest therein.

                  (b) Provide Secured Party, at least fifteen (15) business days prior to occurrence, with written notice of (i) any change in Debtor's chief executive office or the office where Debtor maintains its books and records pertaining to the Customer Receivables, (ii) the movement or location of Collateral to or at any address other than as set forth in said EXHIBIT C, and (iii) any event or occurrence which would render any warranty or information contained in EXHIBIT C OR D hereto inaccurate or incomplete.

                  (c) Immediately notify Secured Party of any event causing a substantial loss or diminution in the value of all or any material part of the Collateral and the amount or an estimate of the amount of such loss or diminution.

                  (d) Not sell or offer to sell or otherwise assign, transfer, encumber, grant a security interest in, or dispose of the Collateral or any interest therein, without Secured Party's prior written consent; PROVIDED, HOWEVER, that Debtor may sell finished goods inventory, if any, in the ordinary course of its business.

                  (e) Except as otherwise permitted by the Loan Agreement, keep the Collateral free from any adverse lien, security interest or encumbrance and in good order and repair, reasonable wear and tear excepted, and not waste or destroy the Collateral or any part thereof.

                  (f) Not use the Collateral in violation of applicable law or of any policy of insurance applicable thereto.

                  (g) Not change its corporate name, identity, structure or state of organization or formation without Secured Party's prior written consent.

                  (h) At Secured Party's request, execute, acknowledge and deliver such further documents and instruments as Secured Party may from time to time reasonably request or require to confirm Secured Party's Security Interests in and to any patent, trademark or service mark, and any registrations or applications for same.

                  (i) Promptly pay any and all taxes, assessments and governmental charges upon the Collateral prior to the date penalties are attached thereto, except to the extent that such taxes, assessments and charges shall be contested in good faith by Debtor, adequate reserves have been set aside therefor, and payment of such contested taxes made prior to the institution of any enforcement proceeding which could adversely affect the Security Interests or the Collateral.

                  (j) Have and maintain insurance at all times with respect to the Tangible Collateral against risks of fire (including so-called extended coverage) and theft, and such other risks as Secured Party may reasonably require in writing, containing such terms, in such form, in such amounts, for such periods, and written by such companies as may be reasonably satisfactory to Secured Party, such insurance to name Secured Party as "additional insured" and "loss payee" thereunder and to be payable to Secured Party and Debtor as their respective interests may appear pursuant to Loss Payable Endorsements in form acceptable to Secured Party. All policies of insurance shall provide for thirty (30) days' prior written notice to Secured Party of cancellation or material amendment of the policies, and Debtor shall furnish Secured Party with certificates or other evidence satisfactory to Secured Party of compliance with the foregoing insurance provisions. Debtor shall notify Secured Party of any material change in the insurance maintained with respect to the Tangible Collateral and shall furnish Secured Party satisfactory evidence of any such change. Without limiting any other remedies available to Secured Party, in the event Debtor shall default in the performance of its obligations under this paragraph (j), Secured Party, at its option, may effect such insurance coverage with an insurer acceptable to Secured Party and add the premium(s) paid therefor to the Obligations secured hereby, and the amount of such premium(s) shall be payable by Debtor on demand with interest thereon at the highest rate payable under the agreements evidencing the Obligations.

                  (k) Take such steps as the Secured Party may reasonably request for Secured Party (i) to obtain an acknowledgement, in form and substance satisfactory to Secured Party, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for Secured Party, (ii) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Article 9 of the UCC) with any agreements establishing control to be in form and substance satisfactory to Secured Party, and (iii) otherwise to insure the continued perfection and priority of Secured Party's security interest in the Collateral and of the preservation of its rights therein.

                  (l) Debtor shall perform all acts and execute all documents, including, without limitation, assignments for security in form suitable for filing with the United States Patent and Trademark Office and the United States Copyright Office and in any other jurisdiction where any of the patents, applications for patents, trademarks, trade names, service marks, registrations of trademarks and service marks, copyrights, other proprietary information and designs are registered, requested by Secured Party at any time to evidence, perfect and maintain the security interest in the Collateral granted hereunder and, to the extent permitted by law, Debtor hereby authorizes Secured Party to execute and file one or more financing statements (and similar documents) or copies thereof or of this Agreement with respect to the Collateral.

                  (m) Except to the extent that Secured Party shall consent, Debtor (either itself or through licensees) shall maintain all of the patents, applications for patents, trademarks, trade names, service marks, registrations of trademarks and service marks, copyrights, other proprietary information and designs in full force and effect in the jurisdictions in which the any of the patents, applications for patents, trademarks, trade names, service marks, registrations of trademarks and service marks, copyrights, other proprietary information and designs are currently in effect, free from any claim of abandonment for non-use and Debtor shall not (and shall not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any of the patents, applications for patents, trademarks, trade names, service marks, registrations of trademarks and service marks, copyrights, other proprietary information and designs may or shall become invalidated.

                  (n) In no event shall Debtor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any of the patents, applications for patents, trademarks, trade names, service marks, registrations of trademarks and service marks, copyrights, other proprietary information and designs covered hereby with the United States Patent and Trademark Office or in any other jurisdiction, file an application for the registration of any of the copyrights covered hereby with the United States Copyright Office or in any other jurisdiction, or grant or assign to any party a license to use any of the patents, applications for patents, trademarks, trade names, service marks, registrations of trademarks and service marks, copyrights, other proprietary information and designs, unless it first informs Secured Party, and, upon request of Secured Party, executes and delivers any and all assignments, agreements, instruments, documents and papers as Secured Party requests to evidence Secured Party's interest in the patents, applications for patents, trademarks, trade names, service marks, registrations of trademarks and service marks, copyrights, other proprietary information and designs and the goodwill relating thereto or represented thereby and, to the extent permitted by law, Debtor hereby constitutes Secured Party its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full.

                  (o) Debtor shall take all steps necessary in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office, to maintain each application and registration of any of the patents, applications for patents, trademarks, trade names, service marks, registrations of trademarks and service marks, copyrights, other proprietary information and designs in Debtor's name, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings.

                  (p) Debtor shall use consistent standards of quality in its manufacture of products sold under any of the patents, applications for patents, trademarks, trade names, service marks, registrations of trademarks and service marks, copyrights, other proprietary information and designs.

         SECTION 6.  RECORDS RELATING TO COLLATERAL.
         ----------  -------------------------------

         Debtor will keep its records concerning the Collateral, including the Customer Receivables and all chattel paper included in the Customer Receivables, at its offices at ________________________________________________________, or
at such other place or places of business as Secured Party may approve in writing. Debtor will hold and preserve such records and chattel paper and will permit Secured Party's representatives at any time during normal business hours to examine and inspect the Collateral and to make abstracts from such records and chattel paper, and will furnish to Secured Party such information and reports regarding the Collateral as Secured Party may from time to time reasonably request.

         SECTION 7.  COLLECTIONS WITH RESPECT TO CUSTOMER RECEIVABLES.
         ---------   ------------------------------------------------

         Debtor will, at its expense, and subject at all times to Secured Party's right to give reasonable directions and instructions:

                  (i) endeavor to collect or cause to be collected from customers indebted on Customer Receivables, as and when due, any and all amounts, including interest, owing under or on account of each Customer Receivable; and

                  (ii) take or cause to be taken such appropriate action to repossess goods, the sale or rental of which gave rise to any Customer Receivable, and to enforce any rights or liens under Customer Receivables, in the name of Debtor or Secured Party, as Secured Party may deem proper;

PROVIDED, HOWEVER, that (a) Debtor will at all times use its best judgment to protect the interests of Secured Party, and (b) Debtor shall not be required under this SECTION 7 to take any action which would be contrary to any applicable law, court order or standard practice in Debtor's industry. Debtor shall, at Secured Party's request following the occurrence of an Event of Default, notify Debtor's account debtors of the Security Interests in the Customer Receivables and Secured Party may itself at any such time so notify account debtors. Secured Party shall have full power at any time after such notice to collect, compromise, endorse, sell or otherwise deal with any or all outstanding Customer Receivables or the proceeds thereof in the name of either Secured Party or Debtor, as Secured Party shall determine. In the event that, after notice to any account debtors to pay Secured Party, Debtor receives any payment on a Customer Receivable, all such payments shall be held by Debtor in trust for Secured Party and immediately turned over to Secured Party.

         SECTION 8.  RECORD OWNERSHIP OF PLEDGED SECURITIES.
         ----------  ---------------------------------------

         Upon the occurrence of an Event of Default, Secured Party may cause any or all of the Pledged Securities to be transferred of record into Secured Party's name. Debtor will promptly give to Secured Party copies of any notices or other communications received by Debtor with respect to Pledged Securities registered in the name of Debtor and Secured Party will promptly give to Debtor copies of any notices and communications received by Secured Party with respect to Pledged Securities registered in the name of Secured Party.

         SECTION 9.  RIGHT TO RECEIVE DISTRIBUTIONS ON PLEDGED SECURITIES.
         ---------   ----------------------------------------------------

         Unless an Event of Default shall have occurred, Debtor shall be entitled, from time to time, to collect and receive for its own use all dividends, interest and other payments and distributions made upon or with respect to the Pledged Securities, except

                  (i) stock dividends,

                  (ii) dividends payable in securities or other property, and cash dividends (unless otherwise provided in the Loan Agreement),

                  (iii) dividends or distributions on dissolution, or on partial or total liquidation, or in connection with a reduction of capital, capital surplus or paid-in surplus, and

                  (iv) other securities issued with respect to or in lieu of the Pledged Securities (whether upon conversion of the convertible securities included therein or through stock split, spin-off, split-off, reclassification, merger, consolidation, sale of assets, combination of shares or otherwise).

Secured Party shall have the right to receive and retain all dividends, interest and other payments and distributions made upon or with respect to the Pledged Securities, except those which Debtor is specifically authorized to receive as provided above, and Debtor shall take all such action as may be necessary or appropriate to give effect to such right. From time to time upon receiving a written request from Debtor accompanied by a certificate signed by its principal financial officer stating that no Event of Default has occurred and is continuing, Secured Party shall deliver to Debtor suitable assignments and orders for the payment to Debtor or upon its order of all dividends, interest and other payments and distributions to which Debtor is entitled as set forth herein, upon or with respect to any Pledged Securities which are registered in Secured Party's name.

         SECTION 10.  RIGHT TO VOTE PLEDGED SECURITIES.
         -----------  ---------------------------------

         Unless an Event of Default shall have occurred, Debtor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Securities and to exercise conversion rights with respect to the convertible securities included therein, and Secured Party shall, upon receiving a written request from Debtor accompanied by a certificate signed by its principal financial officer stating that no Event of Default has occurred and is continuing, deliver to Debtor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers as Secured Party shall approve in respect of any Pledged Securities which are registered in Secured Party's name, and make such arrangements with respect to the conversion of convertible securities as shall be specified in Debtor's request and be in form and substance satisfactory to Secured Party.

         If an Event of Default shall have occurred, and provided Secured Party elects to exercise the rights hereinafter set forth by notice to Debtor of such election, Secured Party shall have the right to the extent permitted by law, and Debtor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers and take any other action with respect to all the Pledged Securities with the same force and effect as if Secured Party were the absolute and sole owner thereof. The curing of any such Event of Default shall not divest Secured Party of its rights under SECTIONS 8, 9, 10 and 11 hereof unless and until Secured Party in writing reinstates the rights of Debtor which existed prior to the occurrence of the Event of Default.

         SECTION 11.  GENERAL AUTHORITY.
         -----------  ------------------

         Debtor hereby irrevocably appoints Secured Party Debtor's true and lawful attorney, with full power of substitution, in the name of Debtor, Secured Party or otherwise, for the sole use and benefit of Secured Party, but at Debtor's expense, to the extent permitted by law to exercise, at any time and from time to time after any Event of Default has occurred, all or any of the following powers with respect to all or any of the Collateral (which power shall be in addition and supplemental to any powers, rights and remedies of Secured Party described herein or otherwise available to Secured Party under applicable law):

                  (i) to demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due upon or by virtue thereof,

                  (ii) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by Secured Party in connection therewith,

                  (iii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                  (iv) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof or any related goods securing the Customer Receivables, as fully and effectually as if Secured Party were the absolute owner thereof,

                  (v) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto, and

                  (vi) to discharge any taxes, liens, security interests or other encumbrances at any time placed thereon.

         The power conferred on Secured Party under this SECTION 11 is solely to protect, realize upon and enforce Secured Party's Security Interests and rights and remedies in respect to the Collateral and shall not impose any duty upon Secured Party to exercise such power.

         SECTION 12.  EVENTS OF DEFAULT.
         -----------  ------------------

         Debtor shall be in default under this Security Agreement upon the occurrence of any one or more of the following events (each such event is herein referred to as an "Event of Default"):

                  (a) default by Debtor in the payment, observance or performance of any obligation, covenant or agreement herein contained, or breach by Debtor of any representation or warranty herein contained; or

                  (b) the occurrence of any "Event of Default" as defined in the Loan Agreement, or in any agreement now or hereafter securing the Note, or in any agreement now or hereafter evidencing or securing any of the Obligations.

         SECTION 13.  REMEDIES UPON EVENT OF DEFAULT.
         -----------  -------------------------------

         (a) If any Event of Default shall have occurred, Secured Party may exercise all the rights and remedies of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where such rights and remedies are exercised) and, in addition, Secured Party may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Collateral in the manner specified in SECTION 15 hereof, and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Obligations in full, sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price as Secured Party may deem satisfactory.

         (b) Secured Party may require Debtor to assemble all or any part of the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient. Any holder of an Obligation may be the purchaser of any or all of the Collateral so sold at any public sale (and, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same absolutely, free from any right or claim of whatsoever kind. Upon any such sale Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of Debtor.

         (c) Unless the Collateral to be sold is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party shall give Debtor at least twenty (20) days' prior written notice of its intention to make any such public or private sale or sale at a broker's board or on a securities exchange. Such notice, in case of a public sale, shall state the time and place fixed for such sale, and in case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange. Such notice, in case of a private sale or disposition, shall state the time after which any private sale or other intended disposition is to be made.

         (d) Any such public sale shall be held at such time or times within ordinary business hours and at public or private place or places as Secured Party may fix in the notice of such sale. At any public or private sale, the Collateral may be sold in one lot as an entirety or in separate parcels, as Secured Party may determine. Secured Party shall not be obligated to make such sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.

         (e) Debtor acknowledges that Secured Party may be unable to effect a public sale of Pledged Securities by reason of prohibitions contained in applicable state and federal securities laws, and agrees that Secured Party is authorized, at any such sale, if it deems it advisable so to do, to restrict the prospective bidders or purchasers of any of the Pledged Securities to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities. Debtor agrees that any private sale of Pledged Securities may be at prices and on terms less favorable than if sold at public sales, and Debtor agrees that such private sales shall not by reason thereof be deemed to have been made in a commercially unreasonable manner. Secured Party shall have no obligation to delay any sale of Pledged Securities for the period of time necessary to permit the issuer of such Pledged Securities to register such securities for public sale under applicable securities laws, even if such issuer would agree to do so.

         (f) Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         (g) Secured Party, and any officer or agent of Secured Party is hereby constituted and appointed as true and lawful attorney-in-fact of Debtor with power: (i) to license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, subject to any existing licenses, any of the patents, applications for patents, trademarks, trade names, service marks, registrations of trademarks and service marks, copyrights, other proprietary information and designs, for such term or terms, on such conditions, and in such manner, as Secured Party shall in its sole discretion determine; (ii) to enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Debtor in, to and under any one or more licenses of any of the patents, applications for patents, trademarks, trade names, service marks, registrations of trademarks and service marks, copyrights, other proprietary information and designs, and take or refrain from taking any action under any thereof, and Debtor hereby releases Secured Party from, and agrees to hold Secured Party free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such licenses except for Secured Party's own gross negligence or willful misconduct;
(iii) to execute and deliver on behalf of Debtor, one or more instruments of assignment of any of the patents, applications for patents, trademarks, trade names, service marks, registrations of trademarks and service marks, copyrights, other proprietary information and designs, in form suitable for filing, recording or registration in the United States Patent and Trademark Office, the United States Copyright Office or in any other jurisdiction; (iv) to bring suit and/or otherwise to pursue any claims that Debtor may have against any third party for infringement of any of the patents, applications for patents, trademarks, trade names, service marks, registrations of trademarks and service marks, copyrights, other proprietary information and designs.

         (h) All rights and remedies contained herein shall be separate and cumulative and in addition to all other rights and remedies available to a secured party under applicable law, and the exercise of one shall not in any way limit or prejudice the exercise of any other such rights or remedies.

         SECTION 14.  RIGHT OF SECURED PARTY TO USE AND OPERATE TANGIBLE
         ----------   ---------------------------------------------------
COLLATERAL, ETC.
----------------

         Upon the occurrence of an Event of Default, to the extent permitted by law, Secured Party shall have the right and power to take possession of all or any part of the Tangible Collateral, and to exclude Debtor and all persons claiming under Debtor wholly or partly therefrom, and thereafter to hold, store, and/or use, operate, manage and control the same. Upon any such taking of possession, Secured Party may, from time to time, at Debtor's expense, make all such repairs, replacements, alterations,, additions and improvements to and of the Tangible Collateral as Secured Party may deem proper. In such case, Secured Party shall have the right to manage and control the Tangible Collateral and to carry on the business and to exercise all rights and powers of Debtor in respect thereto as Secured Party shall deem best, including the right to enter into any and all such agreements with respect to the leasing and/or operation of the Tangible Collateral or any part thereof as Secured Party may deem fit; and Secured Party shall be entitled to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof. Such rents, issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding and operating the Tangible Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which Secured Party may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Tangible Collateral or any part thereof, and all other payments which Secured Party may be required or authorized to make under any provision of this Security Agreement (including legal costs and attorney's fees). The remainder of such rents, issues, profits, fees, revenues and other income shall be applied to the payment of the Obligations in such order or priority as Secured Party shall determine (subject to the provisions of SECTION 15 hereof) and, unless otherwise provided by law or by a court of competent jurisdiction, any surplus shall be paid over to Debtor.

         SECTION 15.  APPLICATION OF COLLATERAL AND PROCEEDS.
         -----------  ---------------------------------------

         The proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied in the following order of priorities:

                  (a) first, to pay the expenses of such sale or other realization, including reasonable commission to Secured Party's agent, and all expenses, liabilities and advances incurred or made by Secured Party in connection therewith, and any other unreimbursed expenses for which Secured Party is to be reimbursed pursuant to SECTION 16 hereof;

                  (b) second, to the payment of the Obligations in such order and manner as Secured Party, in its sole discretion, shall determine; and

                  (c) finally, unless applicable law otherwise provides, to pay to Debtor, or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

         SECTION 16.  EXPENSES; SECURED PARTY'S LIEN.
         -----------  -------------------------------

         Debtor will forthwith upon demand pay to Secured Party:

                  (a) the amount of any taxes which Secured Party may at any time be required to pay by reason of the Security Interests (including any applicable transfer taxes and taxes payable in connection with the filing of financing statements to perfect the Security Interests) or to free any of the Collateral from any lien thereon, and

                  (b) the amount of any and all reasonable out-of-pocket expenses, including reasonable attorneys' fees and the reasonable fees and disbursements of any agents not regularly in its employ, which Secured Party may incur in connection with (i) the preparation and administration of this Security Agreement, (ii) the collection, sale or other disposition of any of the Collateral, (iii) the exercise by Secured Party of any of the powers, rights or remedies conferred upon it hereunder, or (iv) any default on Debtor's part hereunder.

         SECTION 17.  TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL.
         ----------   --------------------------------------------------------

         Upon the repayment and performance in full of all the Obligations and Secured Party's receipt of a writing signed by Debtor terminating all obligations of Secured Party to extend credit or provide financial accommodations to Debtor, the Security Interests shall terminate and all rights to the Collateral shall revert to Debtor. Upon any such termination of the Security Interests or release of Collateral, Secured Party will, at Debtor's expense to the extent permitted by law, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

         SECTION 18.  NOTICES.
         ----------   -------

         All notices, communications and demands hereunder shall be in writing and sent by certified or registered mail, return receipt requested, or by overnight delivery service, with all charges prepaid, to the applicable party or parties at the addresses set forth below, or by facsimile transmission

(including, without limitation, computer generated facsimile), promptly confirmed in writing sent by first class mail, to the FAX numbers and addresses set forth below:

         (i) If to Debtor, to it at:

                  ____________________________
                  ____________________________

                  with a copy to:

                  ____________________________
                  ____________________________
                  ____________________________


         (ii) If to Secured Party, to it at:

                  Bay View Capital L.L.C.
                  5600 Post Road, No. 114-372
                  East Greenwich, RI 02818

         with a copy to:

                  MacAdams & Wieck, Incorporated
                  101 Dyer Street, Suite 400
                  Providence, RI 02903
                  Attn: Richard L.Gemma, Esq.

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section. All such notices and correspondence shall be deemed given upon the earliest to occur of (i) actual receipt, (ii) if sent by certified or registered mail, three (3) business days after being postmarked, (iii) if sent by overnight delivery service, when received or when delivery is refused, or
(iv) if sent by facsimile, when receipt of such transmissions acknowledged.

         SECTION 19.  WAIVERS; NON-EXCLUSIVE REMEDIES.
         -----------  --------------------------------

         (a) Except as otherwise specifically provided herein, Debtor hereby waives demand, notice, protest, notice of acceptance of this Security Agreement, notice of loans made, credit extended, collateral received or delivered or other action taken in reliance hereon (and all other demands and notice of any description). With respect to both the Obligations and the Collateral, Debtor hereby assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as Secured Party may deem advisable.

         (b) Except as otherwise provided by applicable law, Secured Party shall not have any duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody of any Collateral in its possession. Except as otherwise provided by applicable law, Secured Party may exercise its rights with respect to the Collateral without resorting or regard to other collateral or sources of reimbursement for liability. Except as otherwise provided by applicable law, Secured Party shall not be required to marshal any present or future security for (including, but not limited to, this Security Agreement and the Collateral subject to the Security Interest created hereby), or guaranties of, the Obligations or any of them, or to resort to such security or guarantees in any particular order; and all of its rights hereunder and in respect of such security and guarantees shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may do so, Debtor hereby agrees that it will not invoke any law relating to the marshalling of Collateral which might cause delay in or impede the enforcement of Secured Party's rights under this Security Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed, and to the extent that it lawfully may do so, Debtor hereby irrevocably waives the benefits of all such laws.

         (c) No failure on the part of Secured Party to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or remedy under this Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by Secured Party of any right, power or remedy under this Security Agreement preclude any other right, power or remedy. The remedies in this Security Agreement are cumulative and are not exclusive of any other remedies provided by law, including any rights of setoff in favor of Secured Party.

         (d) Debtor, to the extent it may lawfully do so, hereby consents to the jurisdiction of the courts of the State of Rhode Island and the Federal District Court for the District of Rhode Island for the purpose of any suit or proceeding brought in connection with or with respect to this Security Agreement.

         SECTION 20.  WAIVER OF JURY TRIAL.
         -----------  ---------------------

         EACH OF DEBTOR AND SECURED PARTY HEREBY EXPRESSLY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS SECURITY AGREEMENT.

         SECTION 21.  CHANGES IN WRITING.
         -----------  -------------------

         Neither this Security Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         SECTION 22.  RHODE ISLAND LAW; MEANING OF TERMS.
         -----------  -----------------------------------

         This Security Agreement shall be construed in accordance with and governed by the laws of the State of Rhode Island applicable to contracts made and performed in said state, except to the extent that remedies provided by the laws of any state other than Rhode Island are governed by the laws of such state. Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the UCC as in effect in the State of Rhode Island have the meanings therein stated.

         SECTION 23.  SEPARABILITY.
         -----------  -------------

         If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Secured Party.

         SECTION 24.  SUCCESSORS AND ASSIGNS.
         -----------  -----------------------

         This Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, including, without limitation, any subsequent holders of the Note or any of the Obligations, each of whom shall, without further act, become a party hereto by becoming a holder of the Note or such Obligations.

         SECTION 25.  HEADINGS.
         ----------   --------

         The headings in this Security Agreement are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 26.  COUNTERPARTS.
         -----------  -------------

         This Security Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same agreement.

         IN WITNESS WHEREOF, this Security Agreement has been executed by the parties hereto all as of the day and year first above written.

                                       MARKLAND TECHNOLOGIES, INC.

                                       By:
                                          --------------------------------------
                                             Title:
                                                   -----------------------------


                                       BAY VIEW CAPITAL L.L.C.


                                       By:
                                          --------------------------------------
                                             Title:
                                                   -----------------------------

                                    EXHIBIT A
                                    ---------

                   PLEDGED SECURITIES EXISTING ON DATE HEREOF
                   ------------------------------------------

                                    EXHIBIT B
                                    ---------

                   FINANCING STATEMENTS ON FILE ON DATE HEREOF
                   -------------------------------------------


Filing            Secured           File                             Collateral
Office            Party             No.         Date                 Description
------            -----             ---         ----                 -----------

                                    EXHIBIT C
                                    ---------

                    ADDITIONAL REPRESENTATIONS AND WARRANTIES
                    -----------------------------------------


1.       Debtor's exact name is:_______________________________________

2.       Debtor's Federal Tax Identification Number is: #_____________.

3. Debtor's organization number assigned to Debtor by the Secretary of State of its state of formation is #__________________.

4.       Debtor uses in its business and owns the following trade names:
         ____________

5.       Debtor's chief executive office is: ________________________________

6.       Debtor's principal place of business is: ____________________________

7.       Debtor has other places of business located at: ____________________-

8. Debtor owns or has an interest in personal property located elsewhere at:__________________________________________________________________

9. Debtor owns property consisting of fixtures at the following locations:

Address                                              Record Owner of Real Estate

True and complete legal descriptions of such real estate are attached hereto as Schedules ______________.

                                    EXHIBIT D
                                    ---------

                      PATENTS, TRADEMARKS, TRADENAMES, ETC.
                      -------------------------------------